UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2018

UWHARRIE CAPITAL CORP

(Exact name of Registrant as Specified in Its Charter)

North Carolina	000-22062	56-1814206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 North First Street Albemarle, North Carolina		28001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 704-983-6181

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events

ALBEMARLE, NC.  January 10, 2018 – Roger Dick, President and Chief Executive Officer of Uwharrie Capital Corp, the parent company of Uwharrie Bank, announced that Brendan Duffey has been named the bank’s Chief Executive Officer in addition to his title of President of Uwharrie Bank.  Duffey also serves as Chief Operating Officer and Chief Risk Officer of Uwharrie Capital Corp.

Duffey joined Uwharrie Capital Corp in 2004 as Chief Operating Officer overseeing the three banks the company owned (Bank of Stanly, Anson Bank & Trust, and Cabarrus Bank & Trust) and all support areas of the banks and holding company.  In 2013, the three bank charters were consolidated under the one name of Uwharrie Bank, and Duffey was appointed President of the bank.

Prior to joining Uwharrie, Duffey was vice president and U.S. general manager of a multinational high tech company.  His banking experience includes 10 years as the managing general partner of a U.S. bank consulting firm and 20 years in various executive banking roles in Florida and Texas.

Mr.  Dick, who will continue in his role as President and Chief Executive Officer of Uwharrie Capital Corp, recommended Duffey’s Chief Executive Officer appointment to the Board of Directors at the December 2017 Board meeting.   The recommendation was made in recognition of Mr. Duffey’s efforts in successfully improving the bank’s overall performance for the past 14 years.

As the company expands its operations through rapidly evolving technology and enters new markets, the new alignment and reporting structure allows the company to operate more efficiently.

ABOUT UWHARRIE BANK

Uwharrie Bank is a full-service bank subsidiary of Uwharrie Capital Corp. Along with Uwharrie Investment Advisors, Uwharrie Bank is committed to supporting the success of counties and communities of the Charlotte Metropolitan and Uwharrie Lakes regions through a full range of financial solutions.  Additional information can be found at www.uwharrie.com

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Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.Description

99.1Press Release dated January 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UWHARRIE CAPITAL CORP

Date: January 11, 2018	By:	/s/ R. David Beaver, III
R. David Beaver, III
Principal Financial Officer